Exhibit 99.1

For Immediate Release

Contact: John Lynch, Vice President, Treasurer and Investor Relations, 508-482-2314

Waters Reports Fourth Quarter and Full Year 2016 Financial Results

Company Delivers Fourth Quarter Revenue of $629 Million and

Diluted GAAP EPS of $2.15 (Non-GAAP EPS of $2.21)

•	Quarterly sales grew 7% as reported (9% in constant currency)

•	Growth was balanced across all customer and product categories

•	Asia Pacific and Europe led strong global growth

•	Fourth quarter capped strong full year performance

Milford, Mass., January 24, 2017—Waters Corporation (NYSE: WAT) reported fourth quarter 2016 sales of $629 million, a 7% increase versus sales of $587 million in the fourth quarter of 2015. Foreign currency translation reduced sales growth by 2% in the quarter. On a GAAP basis, earnings per diluted share (EPS) for the fourth quarter was up 17% to $2.15 compared to $1.83 for the fourth quarter of 2015. On a non-GAAP basis, including the adjustments in the attached reconciliation, EPS increased 13% to $2.21 from $1.96 in the fourth quarter of 2015. A description and reconciliation of GAAP to non-GAAP EPS is attached and can be found on the Company’s website at http://www.waters.com under the caption “Investors.”

For the full year, sales for the Company were $2,167 million, up 6% compared with sales of $2,042 million in 2015. Foreign currency translation reduced sales growth by 1% in the year. On a GAAP basis, EPS for 2016 was up 13% to $6.41 compared to $5.65 in 2015. On a non-GAAP basis and including adjustments in the attached reconciliation, EPS increased 12% to $6.62 in 2016 as compared to $5.89 in 2015.

Commenting on the Company’s performance, Christopher J. O’Connell, President and Chief Executive Officer said, “I am pleased to report that our fourth quarter featured broad-based sales growth across our major markets, and balance across all product lines. The global Waters team executed well throughout 2016 and delivered strong financial results, while we continued to invest for future growth.”

Unless otherwise noted, sales growth percentages are presented on an as reported basis and are the same as the sales growth percentages presented on a constant currency basis, each of which are detailed in the attached reconciliation of GAAP to non-GAAP sales.

Results from the Company’s markets in the quarter were highlighted by 4% sales growth (6% in constant currency) from the broadly defined pharmaceutical market, 13% sales growth (14% in constant currency) from the industrial market, and 5% sales growth (6% in constant currency) from the governmental and academic market. For the full year, sales to the pharmaceutical market grew 9% (10% in constant currency), sales to the industrial market grew 6%, and sales to the governmental and academic market fell 4% (3% in constant currency).

Geographically, sales during the quarter grew 16% in Asia, 5% in Europe (9% in constant currency), and 1% in the Americas (2% in constant currency). For the full year, sales grew 13% in Asia (12% in constant currency), 4% in Europe (6% in constant currency), and 2% in the Americas (3% in constant currency).

The Company’s recurring revenues, the combination of service and chemistry consumables, posted 7% sales growth (8% in constant currency), while instrument system sales grew 7% (9% in constant currency) in the quarter. For the full year, the Company’s recurring revenues grew 8%, while instrument system sales grew by 4% (6% in constant currency).

As communicated in a prior press release, Waters Corporation will webcast its fourth quarter 2016 financial results conference call this morning, January 24, 2017 at 8:00 a.m. eastern time. To listen to the call, connect to www.waters.com, choose “Investors” and click on the “Live Webcast.” A replay will be available through January 31, 2017 at midnight eastern time, similarly by webcast and also by phone at 203-369-1050.

About Waters Corporation

Waters Corporation (NYSE: WAT) develops and manufactures advanced analytical science technologies for laboratory-dependent organizations. For more than 50 years, the Company has pioneered a connected portfolio of separations science, laboratory information management, mass spectrometry and thermal analysis systems.

Non-GAAP Financial Measures

This press release contains financial measures, such as constant currency growth rate, adjusted operating income, adjusted earnings per diluted share and adjusted operating income, among others, which are considered “non-GAAP” financial measures under applicable U.S. Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP). The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this press release adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Waters Corporation’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Waters Corporation’s business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this release.

CAUTIONARY STATEMENT

This release may contain “forward-looking” statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words, “feels”, “believes”, “anticipates”, “plans”, “expects”, “intends”, “suggests”, “appears”, “estimates”, “projects”, and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this release for a variety of reasons, including and without limitation, foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results; the impact on demand among the Company’s various market sectors from economic, sovereign and political uncertainties; the affect on the Company’s financial results from the United Kingdom voting to exit the European Union; fluctuations in expenditures by the Company’s customers, in particular large pharmaceutical companies; introduction of competing products by other companies and loss of market share; pressures on prices from competitors and/or customers; regulatory, economic and competitive obstacles to new product introductions; other changes in demand from the effect of mergers and acquisitions by the Company’s customers; increased regulatory burdens as the Company’s business evolves, especially with respect to the U.S. Food and Drug Administration and U.S. Environmental Protection Agency, among others; shifts in taxable income in jurisdictions with different effective tax rates; the outcome of tax examinations or changes in respective country legislation affecting the Company’s effective tax rate; the ability to access capital, maintain liquidity and service our debt in volatile market conditions, particularly in the U.S., as a large portion of the Company’s cash is held and operating cash flows are generated outside the U.S.; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission, which “Forward-Looking Statements” and “Risk Factors” discussions are incorporated by reference in this release. The forward-looking statements included in this release represent the Company’s estimates or views as of the date of this release and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this release.

Waters Corporation and Subsidiaries

Condensed Preliminary Unclassified Consolidated Balance Sheets

(In thousands and unaudited)

	December 31, 2016	December 31, 2015
Cash, cash equivalents and investments	$2,813,032	$2,399,263
Accounts receivable	489,340	468,315
Inventories	262,682	263,415
Property, plant and equipment, net	337,118	333,355
Intangible assets, net	207,055	218,022
Goodwill	352,080	356,864
Other assets	200,752	229,443
Total assets	$4,662,059	$4,268,677

Notes payable and debt	$1,827,263	$1,668,336
Other liabilities	532,847	541,490
Total liabilities	2,360,110	2,209,826

Total equity	2,301,949	2,058,851
Total liabilities and equity	$4,662,059	$4,268,677

Waters Corporation and Subsidiaries

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net sales	$628,787	$586,610	$2,167,423	$2,042,332

Costs and operating expenses:
Cost of sales	251,579	237,915	891,453	842,672
Selling and administrative expenses	130,238	128,681	513,031	495,747
Research and development expenses	32,753	28,336	125,187	118,545
Acquired in-process research and development	—	3,855	—	3,855
Purchased intangibles amortization	2,358	2,576	9,889	10,123
Litigation provisions	3,524	3,939	3,524	3,939

Operating income	208,335	181,308	624,339	567,451

Interest expense, net	(5,756)	(6,070)	(24,225)	(25,532)

Income from operations before income taxes	202,579	175,238	600,114	541,919

Provision for income taxes	28,201	24,184	78,611	72,866

Net income	$174,378	$151,054	$521,503	$469,053

Net income per basic common share	$2.17	$1.85	$6.46	$5.70

Weighted-average number of basic common shares	80,366	81,650	80,786	82,336

Net income per diluted common share	$2.15	$1.83	$6.41	$5.65

Weighted-average number of diluted common shares and equivalents	80,954	82,382	81,417	83,087

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segment, Products & Services, Geography and Markets

Three Months Ended December 31, 2016 and December 31, 2015

(In thousands)

	Three Months Ended		Percent Change	Currency Impact	Constant Currency Growth Rate (a)
	December 31, 2016	December 31, 2015
NET SALES - OPERATING SEGMENT

Waters	$554,226	$509,393	9%	$(8,057)	10%
TA	74,561	77,217	(3%)	(789)	(2%)

Total	$628,787	$586,610	7%	$(8,846)	9%

NET SALES - PRODUCTS & SERVICES

Instruments	$352,717	$329,568	7%	$(6,370)	9%

Service	185,969	173,196	7%	(2,999)	9%
Chemistry	90,101	83,846	7%	523	7%

Total Recurring	276,070	257,042	7%	(2,476)	8%

Total	$628,787	$586,610	7%	$(8,846)	9%

NET SALES - GEOGRAPHY

Americas	$222,422	$219,676	1%	$(1,189)	2%
Europe	180,717	171,967	5%	(6,912)	9%
Asia	225,648	194,967	16%	(745)	16%

Total	$628,787	$586,610	7%	$(8,846)	9%

NET SALES - MARKETS

Pharmaceutical	$335,075	$320,764	4%	$(5,274)	6%
Industrial	210,899	186,708	13%	(2,404)	14%
Government & Academic	82,813	79,138	5%	(1,168)	6%

Total	$628,787	$586,610	7%	$(8,846)	9%

(a)	The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP

Net Sales by Operating Segment, Products & Services, Geography and Markets

Twelve Months Ended December 31, 2016 and December 31, 2015

(In thousands)

	Twelve Months Ended		Percent Change	Currency Impact	Constant Currency Growth Rate (a)
	December 31, 2016	December 31, 2015
NET SALES - OPERATING SEGMENT

Waters	$1,928,063	$1,806,868	7%	$(12,733)	7%
TA	239,360	235,464	2%	(880)	2%

Total	$2,167,423	$2,042,332	6%	$(13,613)	7%

NET SALES - PRODUCTS & SERVICES

Instruments	$1,114,883	$1,067,315	4%	$(11,654)	6%

Service	707,127	657,076	8%	(4,848)	8%
Chemistry	345,413	317,941	9%	2,889	8%

Total Recurring	1,052,540	975,017	8%	(1,959)	8%

Total	$2,167,423	$2,042,332	6%	$(13,613)	7%

NET SALES - GEOGRAPHY

Americas	$807,182	$790,483	2%	$(4,287)	3%
Europe	577,257	555,886	4%	(9,352)	6%
Asia	782,984	695,963	13%	26	12%

Total	$2,167,423	$2,042,332	6%	$(13,613)	7%

NET SALES - MARKETS

Pharmaceutical	$1,206,316	$1,106,229	9%	$(9,827)	10%
Industrial	690,119	653,213	6%	(1,281)	6%
Government & Academic	270,988	282,890	(4%)	(2,505)	(3%)

Total	$2,167,423	$2,042,332	6%	$(13,613)	7%

(a)	The Company believes that referring to comparable constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation’s net sales. Constant currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period. See description of non-GAAP financial measures contained in this release.

Waters Corporation and Subsidiaries

Reconciliation of GAAP to Adjusted Non-GAAP Financials

Quarters and Twelve Months Ended December 31, 2016 and December 31, 2015

(In thousands, except per share data)

	Selling & Administrative Expenses (a)	Research & Development Expenses (a)	Operating Income	Operating Income Percentage	Income from Operations before Income Taxes	Provision for Income Taxes	Net Income	Diluted Earnings per Share

Quarter Ended December 31, 2016
GAAP	$136,120	$32,753	$208,335	33.1%	$202,579	$28,201	$174,378	$2.15
Adjustments:
Purchased intangibles amortization (b)	(2,358)	—	2,358	0.4%	2,358	661	1,697	0.02
Restructuring costs, asset impairments, acquisition-related costs & certain other items (d)	(304)	—	304	0.0%	304	312	(8)	—
Litigation provisions (f)	(3,524)		3,524	0.6%	3,524	1,321	2,203	0.03
Certain income tax items (g)	—	—	—	—	—	(739)	739	0.01

Adjusted Non-GAAP	$129,934	$32,753	$214,521	34.1%	$208,765	$29,756	$179,009	$2.21

Quarter Ended December 31, 2015
GAAP	$135,196	$32,191	$181,308	30.9%	$175,238	$24,184	$151,054	$1.83
Adjustments:
Purchased intangibles amortization (b)	(2,576)	—	2,576	0.4%	2,576	729	1,847	0.02
Restructuring costs, asset impairments, acquisition-related costs & certain other items (d)	(2,435)	—	2,435	0.4%	2,435	606	1,829	0.02
Acquired in-process research and development (e)	—	(3,855)	3,855	0.7%	3,855	786	3,069	0.04
Litigation provisions (f)	(3,939)	—	3,939	0.7%	3,939	1,478	2,461	0.03
Certain income tax items (g)	—	—	—	—	—	(959)	959	0.01

Adjusted Non-GAAP	$126,246	$28,336	$194,113	33.1%	$188,043	$26,824	$161,219	$1.96

Twelve Months Ended December 31, 2016
GAAP	$526,444	$125,187	$624,339	28.8%	$600,114	$78,611	$521,503	$6.41
Adjustments:
Purchased intangibles amortization (b)	(9,889)	—	9,889	0.5%	9,889	2,864	7,025	0.09
Stock award modification (c)	(7,085)	—	7,085	0.3%	7,085	2,657	4,428	0.05
Restructuring costs, asset impairments, acquisition-related costs & certain other items (d)	(6,856)	—	6,856	0.3%	6,856	2,812	4,044	0.05
Litigation provisions (f)	(3,524)	—	3,524	0.2%	3,524	1,321	2,203	0.03
Certain income tax items (g)	—	—	—	—	—	135	(135)	—

Adjusted Non-GAAP	$499,090	$125,187	$651,693	30.1%	$627,468	$88,400	$539,068	$6.62

Twelve Months Ended December 31, 2015
GAAP	$509,809	$122,400	$567,451	27.8%	$541,919	$72,866	$469,053	$5.65
Adjustments:
Purchased intangibles amortization (b)	(10,123)	—	10,123	0.5%	10,123	2,888	7,235	0.09
Restructuring costs, asset impairments, acquisition-related costs & certain other items (d)	(7,455)	—	7,455	0.4%	7,455	2,377	5,078	0.06
Acquired in-process research and development (e)	—	(3,855)	3,855	0.2%	3,855	786	3,069	0.04
Litigation provisions (f)	(3,939)	—	3,939	0.2%	3,939	1,478	2,461	0.03
Certain income tax items (g)	—	—	—	—	—	(2,326)	2,326	0.03

Adjusted Non-GAAP	$488,292	$118,545	$592,823	29.0%	$567,291	$78,069	$489,222	$5.89

(a)	Selling & administrative expenses include purchased intangibles amortization and litigation provisions. Research & development expenses include acquired in-process research and development.
(b)	The Purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how management evaluates the performance of its core business against historical operating results and the operating results of competitors over periods of time.
(c)	The non-cash expense associated with accelerating the vesting of certain stock awards was excluded as the Company believes these expenses are not indicative of normal operating costs.
(d)	Restructuring costs, asset impairments, acquisition-related costs and certain other items were excluded as the Company believes that the cost to consolidate operations and reduce overhead; the cost to complete acquisitions; the non-cash expense to record asset impairments and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company.
(e)	Acquired In-Process Research and Development was excluded as it relates to milestone payments associated with a licensing arrangement for mass spectrometry that the Company believes is infrequent, unusual and not indicative of its normal business operations.
(f)	Litigation Provisions were excluded as these costs are isolated, unpredictable and not expected to recur regularly.
(g)	Certain income tax items were excluded as these non-cash expenses and benefits represent updates in management’s assessment of ongoing examinations or other tax items that are not indicative of the Company’s normal or future income tax expense.